                               POWER OF ATTORNEY
              FOR EXECUTING FORM ID, FORMS 3, FORMS 4 AND FORMS 5,
                       FORM 144 AND SCHEDULE 13D AND 13G

The undersigned hereby constitutes and appoints each of Paul A. Scoff and Carrie
M. Kane, acting individually with full power of  substitution, as the undersigned's true and lawful attorney-in-fact to:

    1) Execute for and on behalf of the undersigned a Form ID (including amendments thereto), or any other forms prescribed by the Securities  and
       Exchange Commission, that may be necessary to obtain codes and  passwords enabling the undersigned to  make electronic filings with  the Securities and Exchange Commission of the forms referenced in clause (2) below;

    2) Execute for and on behalf of the undersigned (a) any Form 3, Form 4 and
       Form 5 (including amendments thereto) in accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b)
       Form 144  and (c)  Schedule 13D  and Schedule  13G (including  amendments thereto) in accordance with Sections 13(d) and 13(g) of the Exchange Act, but only to the extent each form or schedule relates to the undersigned's beneficial ownership of securities of Sprague Resources LP or any of  its subsidiaries;

    3) Do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to  complete and execute any Form ID,  Form
       3, Form  4, Form  5, Form  144, Schedule  13D or  Schedule 13G (including amendments  thereto) and  timely file  the forms  or schedules  with the
       Securities and Exchange  Commission and any  stock exchange or  quotation system, self-regulatory association or any other authority, and provide a copy as required by law or  advisable to such persons as the attorney-in-fact deems appropriate; and

    4) Take any other action in connection with the foregoing that, in the opinion  of the  attorney-in-fact, may  be of  benefit to,  in the  best interest of or legally required  of the undersigned, it being  understood that the  documents executed  by the  attorney-in-fact on  behalf of  the undersigned pursuant to this Power of  Attorney shall be in the form  and shall  contain the  terms and  conditions as  the attorney-in-  fact may approve in the attorney-in-fact's discretion.

The undersigned hereby grants to each attorney-in-fact full power and  authority to do and perform all and every act requisite, necessary or proper to be done in the exercise of  any of the  rights and powers  herein granted, as  fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution  or revocation, hereby ratifying and  confirming all that the attorneys-in-fact shall lawfully  do or cause to be done  by virtue of  this  Power  of Attorney  and  the  rights and  powers  granted  herein. The undersigned acknowledges that the attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming (nor is Sprague Resources LP assuming) any of the undersigned's responsibilities to comply with Section 16 of the Exchange Act.

The  undersigned  agrees  that  the  attorneys-in-fact  may  rely  entirely   on
information  furnished  orally or  in  writing by  or  at the  direction  of the undersigned to the attorneys-in-fact.  The undersigned also agrees  to indemnify and hold  harmless Sprague  Resources LP  and each  attorney-in-fact against any losses, claims, damages or liabilities (or actions in these respects) that arise out of or are based upon  any untrue statements or omissions of  necessary facts in the information provided by or  at the direction of the undersigned,  or upon the lack of timeliness in the delivery of information by or at the direction  of
the  undersigned,  to   the  attorneys-in  fact   for  purposes  of   executing,
acknowledging, delivering or filing a Form ID, Form 3, Form 4, Form 5, Form 144,
Schedule  13D  or Schedule  13G  (including amendments  thereto)  and agrees  to reimburse Sprague Resources LP and the attorneys-in-fact on demand for any legal or  other  expenses  reasonably incurred  in  connection  with investigating  or defending against any such loss, claim, damage, liability or action.

This  Power  of  Attorney  shall  remain in  full  force  and  effect  until the undersigned is no longer required to file Form ID, Form 3, Form 4, Form 5,  Form
144, Schedule 13D and Schedule  13G (including amendments thereto) with  respect to  the  undersigned's holdings  of  and transactions  in  securities issued  by
Sprague Resources  LP, unless  earlier revoked  by the  undersigned in  a signed writing delivered  to the  attorneys-in-fact. This  Power of  Attorney does  not revoke any other power of attorney that the undersigned has previously  granted.
IN WITNESS  WHEREOF, the  undersigned has  caused this  Power of  Attorney to be executed as of the date written below.

/s/ Sally Sarsfield
--------------------------
Signature

Sally Sarsfield
--------------------------
Type or Print Name:

2/10/15
--------------------------
Date: